American International Group, Inc. Investor Presentation Fourth Quarter 2014 March 10, 2015 Exhibit 99.1

Cautionary Statement Regarding
Forward Looking Information
This document and the remarks made within this presentation may include, and officers and representatives of American International Group, Inc.
(AIG) may from time to time make, projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control.
These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “believe,”
“anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate”. It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause
AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include: changes in market conditions; the occurrence of catastrophic events, both natural and man-made; significant legal proceedings; the timing and applicable requirements of any new regulatory framework to which AIG is subject as a nonbank systemically important financial institution and as a global systemically important insurer; concentrations in AIG’s investment portfolios; actions by credit rating agencies; judgments concerning casualty insurance underwriting and insurance liabilities; judgments concerning the recognition of deferred tax assets; and such other factors discussed in
Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in AIG’s Quarterly Report on Form
10-Q for the quarterly periods ended September 30, 2014, June 30, 2014 and March 31, 2014 and in Part I, Item 1A. Risk Factors and Part II, Item
7. MD&A in AIG’s Annual Report on Form 10-K for the year ended December 31, 2014.
AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. This document and the remarks made orally may also contain certain non-GAAP financial measures. The reconciliation of such measures to the most comparable
GAAP measures in accordance with Regulation G is included in the Fourth Quarter 2014 Financial Supplement available in the Investor Information section of AIG's corporate website, www.aig.com, as well as in this presentation.
Note: Information included in the presentation is as of December 31, 2014, unless otherwise indicated.

Balancing Growth, Profitability and Risk to Increase Long-term Intrinsic Value
AIG Today
Global
Insurance
Franchise
Expansive global footprint with operations in over 100 countries and jurisdictions
Diversification across products and geographies
Customer focus
Value Based
Metrics
Risk Adjusted Profitability and Value of New Business
Information driven underwriting approach
Debt retirements deliver incremental economic value
Balance
Sheet
Strength
Business mix shift to less capital intensive lines
Optimizing economic return on non-core assets
Managing capital for sustained strength and stability

To Deliver Sustainable ROE At or Above Our Cost of Capital
* General operating expenses, operating basis (see non-GAAP measures in appendix).
Financial Objectives
Key Metric
Annual Targets
Through 2017
Outlook and Key Levers for Improvement
ROE, ex.
AOCI and DTA
~50+ bps increase
Baseline of 7.4% ROE, normalized for CATs and
alternative returns
Expense efficiencies and capital return are key levers
for improvement
10+% ROE remains the long term objective
Expense
Management
3–5%
reduction in
net expense*
Simplification of processes and organizational structure
Execution and discipline on strategic projects
New initiatives to be funded from GOE savings
Book Value
Per Share, ex.
AOCI and DTA
10+% growth
Balanced capital deployment
Non-core assets contribute to capital flexibility over time
Disciplined risk appetite for new business and acquisitions
Announced $2.5 billion share repurchase authorization in
February 2015

Consistent Value Creation for Shareholders
Book Value Per Share Growth
Book Value Per Share
$39.57
$45.30
$52.12
$58.23
$3.42
$8.51
$4.34
$7.71
$10.54
$12.57
$12.16
$11.75
$53.53
$66.38
$68.62
$77.69
Dec. 31, 2011
Dec. 31, 2012
Dec. 31, 2013 Dec. 31, 2014
BVPS, Ex. AOCI & DTA AOCI
DTA

Total Operating Revenue of $61.0 Billion for FY 2014
Note: Percentages computed based on total AIG operating revenues.
1) Includes consolidation, eliminations and other adjustments.
AIG – A Diverse Customer-Focused Operating Platform
Commercial Insurance
FY 2014 Operating Revenue
$28.8 Billion, 47%
Consumer Insurance
FY 2014 Operating Revenue
$28.5 Billion, 47%
Corporate and Other
FY 2014 Operating Revenue
$3.7 Billion¹, 6%
Property Casualty
41%
Mortgage Guaranty
2%
Institutional Markets
4%
Retirement
16%
Life
11%
Personal Insurance
20%

($ in Billions)
Market capitalization data from Bloomberg as of year ended December 31.
1) Represents shares purchased from the Department of Treasury.
AIG – Returning Capital to Stakeholders
Legacy debt reductions
decreased net annual
interest expense by over
$500 million since 2012
$2.5 billion share
repurchase authorized in
February 2015
$6–$7 billion in potential
share repurchases and
shareholder dividends for
2015, ex. potential
monetization of non-core
assets
Stable cash flows from
operating companies
1
$13.0
$13.6
$18.5
$3.3
$6.5
$0.3
$1.0
$13.0
$17.2
$26.0
$52.1
$74.7
$77.1
$0
$10
$20
$30
$40
$50
$60
$70
$80
$0
$5
$10
$15
$20
$25
$30
$35
2012 Cumulative
2012–2013
Cumulative
2012–2014
Share Repurchases Liability Management, Net
Dividends Market Capitalization
Note: Liability management amounts exclude activities related to the Direct Investment book.

Note: Refer to Appendix included herein for Non-GAAP reconciliations.
1) Ratio of financial and hybrid debt to total capital.
AIG Consolidated Balance Sheet Selected Highlights
($ in Millions, Except per Share Amounts) Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014
Cash and investments
$376,975 $358,669 $357,524
Total assets
548,633 541,329 515,581
Net property casualty reserves
68,782 64,316 61,612
Financial and hybrid debt
25,466 21,199 19,106
AIG shareholders’ equity
98,002 100,470 106,898
Total capital $124,135 $122,280 $126,378
Total assets to shareholders’ equity
5.6x 5.4x 4.8x
Debt to Total capital ratio
(1) 20.5% 17.3% 15.1%
Per Share Data:
Book value per common share
$66.38 $68.62 $77.69
Book value per common share – ex. AOCI
$57.87 $64.28 $69.98
Book value per common share – ex. AOCI and DTA
$45.30 $52.12 $58.23

Note: Refer to Appendix included herein for Non-GAAP reconciliations.
1) Includes consolidation, eliminations and other adjustments.
AIG Consolidated Operating Financial Highlights
($ in Millions, Except per Share Amounts) Full Year 2012 Full Year 2013 Full Year 2014
Operating revenues $65,379 $61,524 $61,001
Pre-tax operating income:
Commercial Insurance:
Property Casualty 1,681 4,095 4,248
Mortgage Guaranty 9 205 592
Institutional Markets 525 680 670
Total Commercial Insurance 2,215 4,980 5,510
Consumer Insurance:
Retirement 2,801 3,490 3,495
Life 736 806 580
Personal Insurance 199 268 399
Total Consumer Insurance 3,736 4,564 4,474
Total Insurance Operations 5,951 9,544 9,984
Corporate and Other¹ 3,987 (154) (410)
Total Pre-tax operating income $9,938 $9,390 $9,574
After-tax operating income attributable to AIG $6,542 $6,650 $6,630
After-tax operating income attributable to AIG per common share $3.88 $4.49 $4.58
ROE – After-tax operating income – ex. AOCI 7.1% 7.4% 6.9%
ROE – After-tax operating income – ex. AOCI & DTA 9.0% 9.3% 8.4%

10 Commercial Insurance

Commercial Insurance – Strategy
Customer
Strategic
Growth
Underwriting
Excellence
Claims
Excellence
Operational
Effectiveness
Capital
Efficiency
Investment
Strategy
Strive to be our
customers’ most
valued insurer by
offering innovative
products, superior
service and
access to an
extensive global
network
Grow our
higher-value
businesses while
investing in
transformative
opportunities
Improve our
business portfolio
through better
pricing and risk
selection by using
enhanced data,
analytics and the
application of
science to deliver
superior risk-
adjusted returns
Improve claims
processes,
analytics and tools
to deliver superior
customer service
and decrease our
loss ratio
Continue
initiatives to
modernize our
technology and
infrastructure;
implement best
practices to
improve speed
and quality of
service
Increase capital
fungibility and
diversification,
streamline our
legal entity
structure,
optimize
reinsurance and
improve tax
efficiency
Increase asset
diversification and
take advantage
of yield-
enhancement
opportunities to
meet our capital,
liquidity, risk and
return objectives
Strategic Levers to Drive Shareholder Value Creation

Commercial Insurance – Diversified Product Suite
General Liability
Commercial Automobile Liability
Workers’ Compensation
Excess Casualty
Crisis Management
Risk Management
Other Customized Structured Programs for
Large Corporate and Multinational Customers
Global Property covers exposures to man-
made and natural disasters, includes
business interruption
Industrial, Energy and Commercial Property
Multinational Property
D&O, E&O
Cyber Security
Fidelity
Employment Practices
Fiduciary Liability
Kidnap and Ransom
Aerospace
Environmental
Political Risk
Trade Credit
Marine
Surety
Protects mortgage investors against the
risk of borrower default related to high
loan to value mortgages
Stable Wrap Products
Structured Settlement and Terminal
Funding Annuities
High Net Worth Products
Corporate- and Bank-owned
Life Insurance
GICs
Specialty Lines Casualty
Property
Property Casualty
Mortgage Guaranty Institutional Markets
Financial Lines

AIG is ranked among the top 10 most preferred commercial insurance carriers.
AIG is the #1 commercial insurer in the U.S. and has an established and growing position in Latin America.
2
AIG is a recognized leader in the Construction/Builders, Cyber, Directors and Officers, Employment Practices,
Environmental, Errors and Omissions, Excess and Surplus, General Liability, Marine – Ocean, Medical Malpractice,
Terrorism, Umbrella/Excess Liability, and Workers’ Compensation markets.
AIG is ranked as the #1 insurer of Terrorism, Medical Malpractice, Excess and Surplus, Environmental, Errors and
Omissions
1
and Mortgage Guaranty insurance
3
; and the #2 provider of Umbrella/Excess Liability and Cyber insurance.
1
AIG is recognized as being in the top 25% of insurers for handling of producers’ global insurance needs.
1
AIG is the #1 carrier in the Directors and Officers, Employment Practices Liability Insurance, Umbrella/Excess
Liability markets and is the #2 carrier in the Property market based on policy counts.
4
AIG is the #1 carrier in the Fiduciary Liability market based on premiums.
4
AIG is the largest nonlife insurer in the world by market capitalization.
5
AIG was ranked as the 2
nd
largest group in the U.S. surplus lines market in 2013, and Lexington Insurance
Company was the largest surplus lines insurance carrier in the U.S.
6
Leading Market Positions
Commercial Insurance – Leading Businesses
1)
According to the 2014 Flaspöhler  Survey, which is based on opinions of over 500 producers on 37 commercial insurance carriers.
2)
As measured by full year 2014 net premiums written. Refer to AIG 2014 10-K for further information.
3)
According to Inside Mortgage Finance as measured by new insurance written as of December 31, 2014.
4)
According to the 2014 RIMS Benchmark Survey.
5)
According to Bloomberg as of March 5, 2015.
6)
According to AM Best in the 2013 Best’s Review Surplus Lines Report.
1
1

Commercial Insurance Operations Continue to Be Recognized for Excellence Globally
Commercial Insurance – Leading Businesses
Business Insurance
2015 Innovation Award – Unmanned
Aircraft Insurance
UK Captive Review
2015 Innovation in
Fronting Award
UK CIR Magazine
2014 Commercial Insurer
and Specialist Provider of the Year
Awards
MENA Insurance Review
2014 Financial Insurer of
the Year
Insurance Times UK
2014 Insurer Claims Initiative of the
Year Commercial Lines
Global Finance Magazine
2013 Best in Insurance Awards
2013 Best Environmental Liability
Insurer
2014 Advisen Management
Liability Awards
Innovation of the Year: Halliburton
Event Study Endorsement
British Insurance Award
2013 Underwriter of the Year
UK Insurance Claims Award
2013 Innovation of the Year
Australia and New Zealand
Institute of Insurance & Finance
(ANZIIF)
2013 Innovation of the
Year – CyberEdge
Risk & Försäkring
2013 Insurance Company
of the Year
National Underwriter
2013 #1 Ranking Ocean Marine
Insurer
Trade Finance Magazine
2013 Best Private Insurer (6-time
winner since 1999)
2013 Best Trade Insurer in Asia
(2-time winner since 2007)
GTR Magazine
2013 Best Trade Credit Insurance
Underwriter (for 6
th
Consecutive
Year)
PropertyCasualty360
2013 Best Overall Commercial
Insurance Provider
• Best Claim Handler
• Best Management Liability Insurer

Commercial Insurance – Overview
Total Operating Revenue
Full Year 2014 – $28.8 Billion
Total Pre-tax Operating Income
Full Year 2014 – $5.5 Billion
Property
Casualty
Institutional
Markets
Mortgage
Guaranty
Property
Casualty
Institutional
Markets
Mortgage
Guaranty
87%
9%
4%
77%
12%
11%

Commercial Insurance –
Property Casualty Financial Highlights
($ in Millions) Full Year 2012 Full Year 2013 Full Year 2014
Net premiums written $20,348 $20,880 $21,020
Net premiums earned 20,848 20,677 20,885
Underwriting loss (2,270) (336) (50)
Net investment income 3,951 4,431 4,298
Pre-tax operating income $1,681 $4,095 $4,248
Net Premiums Written
FY 2014 – $21.0 Billion
Combined Ratios
110.9
101.6
100.2
99.3
95.1
94.2
Property
Specialty
Financial
Lines
Casualty
Americas
EMEA
Asia
Pacific
Continued Improvement in Accident Year Combined Ratios, As Adjusted
Accident Year,
as Adjusted Calendar Year
24%
18%
22%
36%
65%
25%
10%
80.5
71.9
71.6
68.9
65.4 65.6
16.6
16.1
15.7
16.6
16.1 15.7
13.8
13.6
12.9
13.8
13.6
12.9
0
20
40
60
80
100
120
2012 2013 2014 2012 2013 2014
Loss Ratio Acquisition Ratio GOE Ratio

Meaningful Remediation of Casualty Lines and Growth in Property
Commercial Insurance –
Property Casualty Product Mix Shift
Property Casualty
Full Year 2010 NPW – $20.2 Billion
Property Casualty
Full Year 2014 NPW – $21.0 Billion
Property
Specialty
Financial
Lines
Casualty
Property
Specialty
Financial
Lines
Casualty
16%
17%
18%
49%
24%
18%
22%
36%

Strong growth in operating earnings reflects lower delinquency rates, higher cure rates, new business growth and higher persistency.
Volume and quality of new business remain strong despite competitive pressures.
– Average FICO of new insurance written in Full Year 2014 was 750.
– Average loan-to-value of new insurance written in Full Year 2014 was 92%.
Mortgage Guaranty’s primary insurance subsidiary, United Guaranty Residential
Insurance Company, maintains an S&P rating of A and Moody's rating of Baa1 with stable outlooks.¹
1) As of the date of this presentation.
Commercial Insurance –
Mortgage Guaranty Financial Highlights
($ in Millions) Full Year 2012 Full Year 2013 Full Year 2014
Net premiums written $858 $1,048 $1,024
Underwriting income (loss) (137) 73 454
Net investment income 146 132 138
Pre-tax operating income $9 $205 $592
Combined ratio 119.2 90.9 49.8

19
Mortgage Guaranty’s Risk Quality Index (RQI) is a proprietary model that uses over a dozen variables to estimate the potential for a mortgage to default.
RQI is the key driver in Mortgage Guaranty’s risk-based pricing plan, Performance Premium.
Primary delinquency rate has returned to pre-crisis level due to a combination of strong growth of new business and proactive management of delinquent book.
* Internal data.
Commercial Insurance –
Mortgage Guaranty Credit Quality of Loans
Mortgage Guaranty Risk Quality Index*
Primary Risk-in-force (RIF) –
$42.1 Billion
Low Quality (uninsurable)
Loan with Average Risk
High Quality
2014
2013
2012
2011
2010
2009
2008
2007
2006
2005
and
Prior
6%
4%
8%
5%
2%
2%
6%
17%
26%
24%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Vintage

($ in Millions)
Commercial Insurance –
Institutional Markets Financial Highlights
Reserves & Stable Value Wraps
Assets Under Management
Full Year
2012
Full Year
2013
Full Year
2014
Premiums and
deposits
$774 $991 $3,797
Premiums 458 610 432
Policy fees 102 113 187
Net investment
income
2,066 2,090 1,957
Total operating
revenues
2,626 2,813 2,576
Benefits and
expenses
2,101 2,133 1,906
Pre-tax operating
income
$525 $680 $670
Stable profitability in 2014 as fee income was offset by lower net investment income.
Reserves and assets under management growth driven by strong development of the stable value wrap business.
$32,095
$36,129
$24,565
$32,320
$56,660
$68,449
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
Dec. 31, 2013 Dec. 31, 2014
Total Reserves SVW – AUM

21 Consumer Insurance

Consumer Insurance – Strategy
Customer
Information-
Driven Strategy
Focused
Growth
Operational
Effectiveness
Profitability and
Capital
Management
Investment
Strategy
Strive to be our
customers’ most
valued insurer.
Through our unique
franchise, which
brings together a
broad portfolio of
retirement, life
insurance and
personal insurance
products offered
through multiple
distribution networks,
Consumer Insurance
aims to provide
customers with the
products they need,
delivered through the
channels they prefer.
Utilize customer
insight, analytics
and the application
of science to
optimize customer
acquisition, product
profitability, product
mix, channel
performance and
risk management
capabilities.
Invest in areas
where Consumer
Insurance can grow
profitably and
sustainably. Target
growth in select
markets according to
market size, growth
potential, market
maturity and
customer
demographics.
Simplify processes,
enhance operating
environments, and
leverage the best
platforms and tools
for multiple
operating segments
to increase
competitiveness,
improve service and
product capabilities
and facilitate
delivery of our
target customer
experience.
Deliver solid earnings
through disciplined
pricing, sustainable
underwriting
improvements and
diversification of risk,
and increase capital
efficiency within
insurance entities to
enhance return on
equity.
Maintain a diversified,
high quality portfolio
of fixed maturity
securities that largely
matches the duration
characteristics of
related insurance
liabilities, and pursue
yield-enhancement
opportunities that
meet liquidity, risk
and return objectives.
Distinguish Ourselves in the Markets and Products We Choose.
Be the Provider of Choice Among Our Target Segments and Channels.

MEDIA
INTERNET
TELEVISION
RADIO
NEWSPAPERS
AUTO
HOME
HEALTH
INSURANCE
CASUALTY
LIFE
ACCIDENT

Focused Growth
Consumer Insurance – Market Maturity Model
Early Stage Market
Advanced Stage Market
Product
Channel
Customer Segment
Personal
Accident
Travel Warranty
Auto &
Home
Life Health Retirement
Micro
Insurance
Broad Market/
Wholesaling
Career
Agency, IFAs
Public
Agencies
Financial
Services
Sponsors – including
Brokers, Banks &
Reinsurance
Self-Employed
Employed
Emerging
Banked
Middle
Class
Affluent
High Net
Worth
General
Population

1) As of 3Q14 Year-to-Date. Based on LIMRA rankings for respective periods.
2) Source – Non-Life Insurance Statistics, AIG internal analysis (includes Medical products sold by Non-Life Insurance Companies)
3) Source – General Insurance Rating Organization of Japan.
Consumer Insurance – Leading Market Positions
U.S. Life and
Retirement Businesses
1
Personal Insurance
Rank
Metric
3Q14 3Q13
2 2 Total Annuity Sales
1 1 Fixed-Rate Deferred Annuity Sales
3 5 Variable Annuity Sales
7 10 Total Life Issued
8 8 Term Life Sales
12 9 Universal Life Sales
2 2 Total K-12 Assets
3 3 Total 403(b) Assets
U.S.
– 40% of the Forbes 400 Richest Americans
– 48% of the American Listed on the
ARTnews
Top 200 Collectors
Japan
Private Client Group
2
nd
in Personal Accident with 20% market
share
2
4
th
in Personal Property with 13% market
share
3

Consumer Insurance Operations Continue to Be Recognized for Excellence Globally
Consumer Insurance – Leading Businesses
Market Tools – U.S.
2014 Achievement in Customer Excellence
for Life Insurance (ACE Award for
7   Consecutive Year)
DALBAR – U.S.
2014 Annuity Service Excellence Award
(8 Consecutive Year)
2014 #1 Ranking for Annuity Client
Quarterly Statements
(14 Consecutive Year)
2014 Communication Seal for VALIC.com
(3  Consecutive Year)
2014 Mobile InSIGHT – Innovations in the
World of Apps Trailblazer Rating (VALIC
Mobile for iPad)
PlanSponsor Magazine – U.S.
Earned 14 Best-in-Class Awards for
Participant and Plan Sponsor Services for
VALIC in 2014
International MarCom Awards – U.S.
2014 Platinum and Gold Awards for
Retirement (34 in total)
Insurance and Financial
Communications Association – U.S.
2014 Best in Show and Awards of
Excellence for Retirement (4 in total)
Money Week Awards – China
AIG Travel – China Named Best Travel
Insurance Product in 2014
Underwriting Services Awards – U.K.
AIG UK Group Travel and Personal Accident
Team of the Year in 2014
Australian Business Awards 2014
ABA100 Winner for Best Technology Product
in 2014
JD Power Asia Pacific – Japan
AIG Japan (AIU, FFM and American
Home) ranked #1 in 2014 Auto Insurance
Claims Satisfaction survey (for 6 Year)
Reader’s Digest – Singapore
AIG Singapore Most Trusted Brand Award for
Auto Insurance 2014
Indonesian Insurance Awards
AIG Indonesia Named Best Private General
Insurance 2014
Gaivota de Ouro Insurance Industry
Awards, Seguro
Total Magazine – Brazil
AIG Brazil Earned Group Life Award
in 2014
AVA Digital Awards – U.S.
Earned 4 Platinum Awards in 2015
Travvy Awards – U.S.
AIG Travel Named Top Travel Insurance
Provider in 2015
Saigon Liberation
Newspaper Awards
AIG Travel Named Favorite Vietnamese
Brand Award
(9 Consecutive Year)
Motordata Research Consortium –
Malaysia
AIG Malaysia Named Insurer of the
Year 2014
MENA Insurance Awards – EMEA
EMEA Consumer Named Most
Innovative Insurer Product in 2014
Business Insurance
2014 Innovation Award – AIG
Multinational Program Design Tool
World Travel Fair
AIG Travel Named Best Quality Service
Travel Insurance Company
for Travel Accident 2014
th
th
th
th
th
rd

1)Premiums and deposits include net premiums written for the Personal Insurance operating segment and premiums and deposits for the
Retirement and Life operating segments.
Consumer Insurance – Overview
Life
Personal
Insurance
Retirement
Life
Personal
Insurance
Retirement
12%
30%
58%
13%
9%
78%
Premiums and Deposits
Full Year 2014 – $41.3 Billion
Pre-Tax Operating Income
Full Year 2014 – $4.5 Billion
1

* Retail Mutual Funds.
1) Includes activity related to closed blocks of fixed and variable annuities.
Consumer Insurance – Retirement Financial Highlights
RMF*
Fixed
Annuities
Group
Retirement
Retirement
Income
Solutions
RMF* and
Advisory Group
Fixed
Annuities
Group
Retirement
Retirement
Income
Solutions
14%
15%
28%
43%
6%
30%
42%
22%
Premiums and Deposits
Full Year 2014 – $24.1 Billion
Assets Under Management
December 31, 2014 – $224.2 Billion
($ in Millions) Full Year 2012 Full Year 2013 Full Year 2014
Premiums and deposits
(1)
$16,159 $23,788 $24,077
Premiums 120 188 287
Policy fees 743 861 1,010
Net investment income 6,502 6,628 6,489
Other income 1,344 1,754 1,998
Total operating revenues 8,709 9,431 9,784
Benefits and expenses 5,908 5,941 6,289
Pre - tax operating income $2,801 $3,490 $3,495

1) Includes return on base portfolio. Quarterly results are annualized.
2) Excludes the amortization of sales inducement assets.
Consumer Insurance –
Retirement – Base Yields and Spreads
Trend in base yields reflects the reinvestment of cash flows at yields lower than the overall portfolio rate.
Management remains focused on actions to reduce the cost of funds in order to support base spreads. In the fourth quarter, cost of funds continued to benefit from active management of crediting rates, disciplined new business pricing and the run-off of older business with crediting rates generally higher than the overall cost of funds.
5.24%
5.25%
5.11%
5.06%
5.03%
5.10%
5.11%
5.00%
4.92%
4.96%
4.80%
5.00%
5.20%
5.40%
4Q13 1Q14 2Q14 3Q14 4Q14
2.91%
2.85%
2.83%
2.81% 2.80%
3.05%
3.02% 3.03%
2.99% 2.98%
2.00%
2.50%
3.00%
3.50%
4Q13 1Q14 2Q14 3Q14 4Q14
2.33%
2.40%
2.28%
2.25% 2.23%
2.05%
2.09%
1.97%
1.93%
1.98%
1.00%
1.50%
2.00%
2.50%
3.00%
4Q13 1Q14 2Q14 3Q14 4Q14
Fixed Annuities Group Retirement
Base Net Investment Spreads
Cost of Funds
Base Yields
1
2
1

Individual variable annuities represented 17% of total reserves at September 30, 2014 for AIG’s U.S. life insurance companies.
AIG significantly improved its industry ranking since 2009; remaining growth opportunity in variable annuities due to market share of only 8.0%.
Disciplined pricing and de-risked benefits: VIX indexing of rider fees, volatility control funds, mandatory asset allocation to fixed accounts.
Sales of index annuities with living benefits diversifies AIG’s guaranteed income offerings.
* Source: LIMRA VA Sales report. VA industry sales data reported herein excludes Employer Plan sales and internal exchange sales.
1) Excludes $3.9 billion of AUM at VALIC with GMWB guarantees.
2) De-Risked Benefits: Features on contracts issued since 2010 (VIX indexing/volatility control fund in 2012).
3) Pre-2010 Partially De-Risked Benefits: Due to actual policyholder election of extension offers to-date.
Consumer Insurance –
Retirement – Individual Variable Annuities
Industry Retail Variable Annuity Sales*
Account Value by GMWB Guarantee
at 12/31/14
(1)
– $30.8 Billion
Unique Opportunity for AIG
3Q YTD 2014
%
Change
3Q YTD 2013
Company
($ in millions)
Rank Sales Rank Sales
Jackson National 1 18,413 19% 1 15,461
Lincoln Financial Group 2 9,326 (9%) 2 10,304
Prudential Financial 3 7,361 (16%) 3 8,811
AEGON/Transamerica 4 7,207 20% 5 6,011
AIG 5 6,816 16% 6 5,901
AXA Equitable 6 5,457 (1%) 7 5,498
Nationwide 7 4,538 11% 8 4,106
MetLife 8 3,868 (51%) 4 7,864
Ameriprise 9 3,521 (7%) 9 3,768
Pacific Life 10 3,288 0% 10 3,290
All Others 19,045 (2%) 19,369
Industry 88,841 (2%) 90,383
De-Risked
Benefits
Early
Benefits
Revised
Benefits³
6%
14%
80%
2

$916.6
$1,000.7
Whole Life
Term Life
Health
Other
Universal
Life
U.S.
Japan
1) Includes the acquisition of Ageas Protect.
Consumer Insurance – Life Financial Highlights
Decline in pre-tax operating income in 2014 primarily reflected an $104 million addition to reserves for IBNR death claims and lower net investment income.
22%
26%
20%
7%
25%
54%
46%
$890.8
$906.2
$25.8
$94.5
$800
$850
$900
$950
$1,000
$1,050
2013 2014
Domestic International
New Business Sales
Full Year 2014 – $461 Million
Gross Life Insurance In-Force
End of Period, $ in Billions
($ in Millions) Full Year 2012 Full Year 2013 Full Year 2014
Premiums and deposits $4,864 $4,862 $4,806
Premiums 2,804 2,737 2,679
Policy fees 1,370 1,391 1,443
Net investment income 2,283 2,269 2,199
Total operating revenues 6,457 6,397 6,321
Benefits and expenses 5,721 5,591 5,741
Pre-tax operating income $736 $806 $580
1

Consumer Insurance –
Personal Insurance Financial Highlights
Net Premiums Written
FY 2014 – $12.4 Billion
Combined Ratios
($ in Millions) Full Year 2012 Full Year 2013 Full Year 2014
Net premiums written $13,302 $12,700 $12,412
Net premiums earned 13,103 12,377 11,970
Underwriting income (loss) (278) (187) 5
Net investment income 477 455 394
Pre-tax operating income $199 $268 $399
Accident Year,
as Adjusted
Calendar Year
102.1 101.5
99.9
99.3
102.1
99.5
Accidental
and Health
Personal
Lines
Americas
EMEA
Asia
Pacific
59.3
56.8
54.2
56.5 57.4
53.8
25.3
26.2
27.2
25.3
26.2
27.2
17.5
18.5
18.5 17.5
18.5
18.5
0
20
40
60
80
100
120
2012 2013 2014 2012 2013 2014
Loss Ratio Acquisition Ratio GOE Ratio
44%
56%
31%
17%
52%

32 Balance Sheet and Other

Credit Ratings
Capital Structure
($ in Billions, Except per Share Data)
1) Includes AIG Notes, Bonds, Loans and Mortgages Payable, and AIG Life Holdings, Inc. (AIGLH) Notes and Bonds Payable and junior subordinated debt.
2) Excludes $1.2 billion aggregate principal amount of 3.875% Notes due 2035 and $800 million aggregate principal amount of 4.375% Notes due 2055 issued in January 2015.
3)
Strong Capital Position
As of the date of this presentation, all ratings have stable outlooks, except for Fitch which has positive outlooks.
For Non-Life Insurance Companies FSR and Life Insurance
Companies FSR, ratings only reflect those of the core insurance companies.
$124.1
$122.3
Ratios: 2012 2013 2014
Hybrids/ Total capital 7.6% 4.5% 1.9%
Financial debt/ Total capital 12.9% 12.8% 13.2%
Financial debt and Hybrids/
Total capital
20.5% 17.3% 15.1%
Risk Based Capital Ratios (3)
Year End
Domestic Life
Insurance
Companies
Domestic Non-Life
Insurance
Companies
2013 568% (CAL) 416% (ACL)
2014 534% (CAL) 432% (ACL)
S&P Moody’s Fitch AM Best
AIG – Senior
Debt
A- Baa1
BBB+ NR
AIG Non-Life –
FSR
A+
A1 A A
AIG Life – FSR A+
A2 A+ A
$126.4
1
2
$98.7
$101.1
$107.3
$16.1
$15.7
$16.6
$9.4 $5.5
$2.5
Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014
Total Equity
Financial Debt
Hybrids
The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as Authorized Control Level and CAL is defined as
Company Action Level. RBC ratio for Domestic Life Insurance Companies excludes holding company, AGC Life Insurance Company.

AIG Parent Liquidity
($ in Billions)
Insurance Company Cash Distributions
($ in Millions)
1) Excludes an additional $1.1 billion of distributions of fixed maturity securities in 2014. Additional dividends declared in 4Q14 and paid in 1Q15 were
$2.8 billion ($2.2 billion for Life Insurance Companies, which included $2.0 billion of fixed maturity securities, and $600 million for Non-Life
Insurance Companies).
2) Reflects full year 2014 net tax sharing payments from insurance businesses of $1.0 billion. The tax sharing payments may be subject to further adjustment in future periods. Also includes $2.9 billion allocated toward future maturities of liabilities and contingent liquidity stress needs of the Direct
Investment book and Global Capital Markets as of December 31, 2014. December 31, 2014 balance excludes $2.0 billion debt issuance in January 2015.
Financial Flexibility – A Source of Strength
$8,286
(1)
$8,671
$4,349
$13.1
$9.8 (2)
$1,496
$4,238
$1,834
$2,853
$4,433
$6,452
FY 2012 FY 2013 FY 2014
Life Insurance Companies
$10.2
$5.1
$3.0
$4.7
Dec. 31, 2013 Dec. 31, 2014
Cash & Short-term Investments
Non-Life Insurance Companies
Unencumbered Fixed Maturity Securities

AIG Continues to Have Substantial Deferred Tax Assets That Are Available to
Offset Future Tax Obligations
Deferred Tax Asset Overview
As of 12/31/13 As of 12/31/14
($ in Billions) Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset
Utilization/Expiration
Net Operating Loss
Carryforwards
Non-Life
& Life
$35.8 $12.5 $29.4 $10.3
Utilize against Non-Life Insurance
Companies, Corporate & Other and 35%
of Life Insurance Companies’ income
2028–2031 Expiration
Capital Loss
Carryforwards
Valuation Allowance
Life $1.4
$0.5
($0.5)
– –
–
Capital loss carryforward fully utilized
in 2014
Foreign
Tax Credits
General $5.3 $5.9
Utilize against 65% of Life Insurance
Companies income
2016–2023 Expiration
Subtotal – U.S. Tax
Attributes
17.8 16.2
Other Deferred Tax
Assets/(Liabilities)
3.4 2.5
Net Deferred Tax
Assets
$21.2 $18.7

Business Mix Shifts Away from Long-Tail Casualty Lines and Accelerated Commutation of
Legacy Portfolios (Especially 2004 and Prior) Are Expected to Also Reduce Reserve Variability
Note: Allocation by accident year for illustration purposes only and subject to change. Net reserves presented above are shown before the effect of a $3.1 billion loss reserve discount. Net loss reserves for the Non-Life Insurance Companies includes Property
Casualty, Personal Insurance, Mortgage Guaranty and run-off Non-Life Insurance Companies’ businesses.
Reserves – Non-Life Insurance Businesses
Net Reserves by Accident Year
$64.7 Billion at December 31, 2014
Business mix shift to shorter-tail lines,
expected to reduce net reserves
54% of reserves is from business that
has been substantially
re-underwritten (i.e. post 2011)
Reduction in outstanding loss reserves
for long-tail reserve segments expected
to reduce reserve variability
2004
and Prior
2005–2007
2008–2010
2011–2014
17%
13%
16%
54%

1) Includes intercompany invested assets that are eliminated in consolidation.
Non-Life Insurance Companies – Invested Assets
Total Portfolio Composition
Bond Portfolio – $94.7 Billion –
by Agency Credit Rating
Total Cash & Invested Assets as of December 31, 2014 – $121.8 Billion
(1)
Corporate
debt
Non-U.S.
Governments
U.S.
Governments
States
municipalities,
and political
subdivisions
Cash and
short-term
investments
Loans
Other
invested
assets
Equities
CDO/ABS
RMBS
CMBS
AAA
AA
A
BBB
Not
Rated
BB
B
<B
2%
6%
4%
9%
6%
4%
18%
1%
11%
29%
20%
27%
25%
15%
3%
2%
8%
<1%
10%

1) Includes intercompany invested assets that are eliminated in consolidation.
2) Excludes $4.3 billion of fixed maturity securities for which no NAIC Designation is available because they are not held in legal entities within Life Insurance Companies that require a statutory filing. A significant portion of instruments with below investment grade credit ratings from rating agencies are comprised of non-agency RMBS, most of which are rated higher when using the NAIC’s cash flow based evaluation approach comparing book value to expected recoveries.
Life Insurance Companies – Invested Assets
Total Portfolio Composition Bond Portfolio – $167.3 Billion
Total Cash & Invested Assets as of December 31, 2014 – $202.8 Billion
(1)
Corporate
debt
RMBS
CMBS
CDO/
ABS
Other
invested
assets
Loans
Cash and
short-term
investments Non-U.S.
Governments
U.S. Governments
States,
municipalities,
and political
subdivisions
AAA
AA
A
BBB
BB
B
<B
Not
Rated
NAIC 1
NAIC 2
NAIC 3
NAIC 4 NAIC 5 & 6 – 1%
Not Rated
By Agency Credit Rating By NAIC Ratings
(2)
12%
5%
5%
6%
10%
1%
3%
1%
4%
53%
12%
11%
24%
39%
4%
2%
8%
<1%
54%
38%
3%
2%
2%

(As of December 31, 2014)
1) The DIB consists of a portfolio of assets and liabilities held directly by AIG Parent in the MIP and certain non-derivative assets and liabilities of AIGFP. The DIB and GCM are included in Other Operations in AIG’s Consolidated Balance Sheet.
2) The overall hedging activity for the assets and liabilities of the DIB is executed by GCM. The value of hedges related to the non-derivative assets and liabilities of AIGFP in the DIB is included within the assets, liabilities and operating results of GCM and is not included within the DIB assets, liabilities or operating results.
Direct Investment Book and Global Capital Markets
($ in Billions)
Direct Investment Book¹ Global Capital Markets¹
Assets $15.1 $4.5
Liabilities 9.7 3.1
Net Asset Value $5.4 $1.4
($ in Billions)
Legacy Matched
Assets & Liabilities
Third-Party
Derivatives
Notional
-- $45
Multi-
Sector
Corporate
Arbitrage $1 $84
$3 $2
Weighted Average
Life (Years)
-- 8.5 4.7 2.7 8.4 8.3
Strategy
Assets managed to ensure
liabilities can be met as
they come due, even under
stress scenarios
Primarily hedges of
DIB assets and
liabilities
Bulk of risk related to
interest rates, foreign
exchange and
equities has been
hedged
Remaining credit
risk viewed as
attractive risk-
reward
In July 2014,
terminated
additional
Corporate Arbitrage
CDSs with a
notional amount of
$9 billion
Since 3Q 2012,
notional value of
$16 billion has
been novated to
Institutional
Markets
“Clearing house” for
operating company
hedging and risk
management needs
Increase of $38
billion during Q4
2014 is due to
additional hedging
and continued
centralization of
existing derivatives
activity related to
the operating
companies
Stable Value
Wraps
Go Forward
Hedging Platform Market Derivatives (2)
Legacy AIGFP
CDS Portfolio
AIG Hedging &

40 Appendix – Non-GAAP Measures

Operating revenue excludes Net realized capital gains (losses), Aircraft leasing revenues, income from legal settlements (included in Other income for GAAP purposes) and changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net if interest expense (included in Net investment income for GAAP purposes).
Book Value Per Share Excluding Accumulated Other Comprehensive Income (AOCI) and Book Value Per Share Excluding AOCI and
DTA (Deferred Tax Assets) are used to show the amount of our net worth on a per-share basis. We believe these measures are useful to investors because they eliminate the effect of non-cash items that can fluctuate significantly from period to period, including changes in fair value of our available for sale securities portfolio, foreign currency translation adjustments and U.S. tax attribute deferred tax assets. Book
Value Per Share Excluding AOCI is derived by dividing Total AIG shareholders’ equity, excluding AOCI, by Total common shares outstanding.
Book Value Per Share Excluding AOCI and DTA is derived by dividing Total AIG shareholders’ equity, excluding AOCI and DTA, by Total common shares outstanding.
After-tax operating income attributable to AIG is derived by excluding the following items from net income attributable to AIG:
General operating
expenses,
operating
basis,
is derived by making the following adjustments to general operating and other expenses:
include (i) loss adjustment expenses, reported as policyholder benefits and losses incurred and (ii) investment expenses reported as net investment income, and exclude (i) advisory fee expenses, (ii) non-deferrable insurance commissions, (iii) direct marketing and acquisition expenses, net of deferrals, (iv) legal reserves related to legacy crisis matters and (v) other expense related to retroactive reinsurance agreement. We use general operating expenses, operating basis, because we believe it provides a more meaningful indication of our ordinary course of business operating costs.
Glossary of Non-GAAP Financial Measures
AIG
– income and loss from divested businesses, including:
• gain on the sale of International Lease Finance Corporation
(ILFC); and
• certain post-acquisition transaction expenses incurred by
AerCap Holdings N.V. (AerCap) in connection with its
acquisition of ILFC and the difference between expensing
AerCap’s maintenance rights assets over the remaining
lease term as compared to the remaining economic life of
the related aircraft and related tax effects;
– legacy tax adjustments primarily related to certain changes in uncertain tax positions and other tax adjustments; and
– legal reserves and settlements related to legacy crisis matters, which include favorable and unfavorable settlements related to events leading up to and resulting from our September 2008
liquidity crisis and legal fees incurred as the plaintiff in connection with such legal matters.
deferred income tax valuation allowance releases and charges;
changes in fair value of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense);
changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA), and sales inducement assets (SIA)
related to net realized capital gains and losses;
other income and expense — net, related to Corporate and Other run-off insurance lines; loss on extinguishment of debt;
net realized capital gains and losses;
non-qualifying derivative hedging activities, excluding net realized capital gains and losses;
income or loss from discontinued operations;

Pre-tax operating income and loss is derived by excluding the following items from pre-tax income and loss:
Glossary of Non-GAAP Financial Measures (continued)
Commercial Insurance: Institutional Markets; Consumer Insurance: Retirement and Life
Pre-tax operating income is derived by excluding the following items from pre-tax income:
Premiums and deposits: includes direct and assumed amounts received and earned on traditional life insurance policies, group benefit policies and life-
contingent payout annuities, as well as deposits received on universal life, investment-type annuity contracts and mutual funds.
Commercial Insurance: Property Casualty and Mortgage Guaranty; Consumer Insurance: Personal Insurance
Corporate and Other
– net gain or loss on sale of divested businesses, including:
• gain on the sale of ILFC and
• certain post-acquisition transaction expenses incurred by AerCap in connection with its acquisition of ILFC and the difference between expensing AerCap’s maintenance rights assets over the remaining lease term as compared to the remaining economic life of the related aircraft and our share of AerCap’s income taxes
– Certain legal reserves and settlements related to legacy crisis matters described above
Results from discontinued operations are excluded from all of these measures.
– changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense);
– net realized capital gains and losses;
– changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains and losses;
– legal settlements related to legacy crisis matters described above.
– loss on extinguishment of debt
– net realized capital gains and losses
– changes in benefit reserves and DAC, VOBA and SIA related
to net realized capital gains and losses
– income and loss from divested business, including Aircraft Leasing
Pre-tax operating income: includes both underwriting income and loss and net investment income, but excludes net realized capital gains and losses, other income and expense — net and legal settlements related to legacy crisis matters described above. Underwriting income and loss is derived by reducing net premiums earned by losses and loss adjustment expenses incurred, acquisition expenses and general operating expenses.
Ratios: We, along with most property and casualty insurance companies, use the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. These ratios are relative measurements that describe, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses, and the amount of other underwriting expenses that would be incurred. A combined ratio of less than 100 indicates underwriting income and a combined ratio of over 100 indicates an underwriting loss. The underwriting environment varies across countries and products, as does the degree of litigation activity, all of which affect such ratios. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability as reflected in underwriting income and associated ratios.
Accident year loss and combined ratios, as adjusted: both the accident year loss and combined ratios, as adjusted, exclude catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting. Catastrophe losses are generally weather or seismic events having a net impact in excess of $10 million each.

Non-GAAP Reconciliation –
Operating Revenues
Total Operating Revenues
(In Millions)
Full Year 2012 Full Year 2013 Full Year 2014
Total operating revenues $65,379 $61,524 $61,001
Reconciling Items:
Changes in fair values of fixed maturity securities designated to living benefit liabilities, net of interest expense
37 (161) 260
Net realized capital gains 1,086 1,939 739
Income from divested businesses 4,502 4,420 1,602
Legal settlements related to legacy crisis matters 210 1,152 804
Total revenues $71,214 $68,874 $64,406

Non-GAAP Reconciliation –
Pre-tax and After-tax Operating Income
Pre-tax and After-tax Operating Income
(In Millions, Except Per Share Data)
Full Year 2012 Full Year 2013 Full Year 2014
Pre-tax income from continuing operations $2,891 $9,368 $10,501
Adjustments to arrive at Pre-tax operating income:
Changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(37) 161 (260)
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains (losses)
1,213 1,608 217
Other (income) expense – net – 72 –
Loss on extinguishment of debt 32 651 2,282
Net realized capital (gains) losses (1,086) (1,939) (739)
(Income) loss from divested businesses, including gain on sale of ILFC 6,411 177 (2,169)
Legal settlements related to legacy crisis matters (210) (1,152) (804)
Legal reserves related to legacy crisis matters 754 444 546
Non-qualifying derivative hedging gains, excluding net realized capital gains (30) – –
Pre-tax operating income $9,938 $9,390 $9,574
Net income attributable to AIG $3,438 $9,085 $7,529
Adjustments to arrive at After-tax operating income (amounts net of tax):
Uncertain tax positions and other tax adjustments 543 791 59
Deferred income tax valuation allowance releases (1,911) (3,237) (181)
Changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(24) 105 (169)
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains (losses)
789 1,148 141
Other (income) expense – net – 47 –
Loss on extinguishment of debt 21 423 1,483
Net realized capital (gains) losses (687) (1,285) (470)
(Income) loss from discontinued businesses (1) (84) 50
(Income) loss from divested businesses, including gain on sale of ILFC 4,039 117 (1,462)
Legal reserves (settlements) related to legacy crisis matters 353 (460) (350)
Non-qualifying derivative hedging gains, excluding net realized capital gains (18) – –
After-tax operating income $6,542 $6,650 $6,630
After-tax operating income per diluted share $3.88 $4.49 $4.58

Non-GAAP Reconciliation –
Book Value Per Share and Return On Equity
Book Value Per Common Share ($ in Millions, Except Per Share Data) Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014
Total AIG shareholders’ equity (a) $101,538 $98,002 $100,470 $106,898
Less: Accumulated other comprehensive income (AOCI) (6,481) (12,574) (6,360) (10,617)
Total AIG shareholders’ equity, excluding AOCI (b) 95,057 85,428 94,110 96,281
Less: Deferred tax assets (DTA)* (20,007) (18,549) (17,797) (16,158)
Total AIG shareholders’ equity, excluding AOCI and DTA (c) 75,050 $66,879 $76,313 $80,123
Total common shares outstanding (d) 1,896.8 1,476.3 1,464.1 1,375.9
Book value per share (a÷d) $53.53 $66.38 $68.62 $77.69
Book value per share, excluding AOCI (b÷d) $50.11 $57.87 $64.28 $69.98
Book value per share, excluding AOCI and DTA (c÷d) $39.57 $45.30 $52.12 $58.23
Return On Equity (ROE) Computations ($ in Millions)
Twelve Months Ended
Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014
Actual or annualized net income attributable to AIG (a) $3,438 $9,085 $7,529
Actual or annualized after-tax operating income (b) $6,542 $6,650 $6,630
Average AIG shareholders’ equity (c) 101,873 98,850 105,589
Less: Average AOCI (9,718) (8,865) (9,781)
Average AIG shareholders’ equity, excluding average AOCI (d) 92,155 89,985 95,808
Less: Average DTA (19,250) (18,150) (16,611)
Average AIG shareholders’ equity, excluding average AOCI and DTA (c) $72,905 $71,835 $79,197
ROE (a÷c) 3.4% 9.2% 7.1%
ROE – after-tax operating income, excluding AOCI (b÷d) 7.1% 7.4% 6.9%
ROE – after-tax operating income, excluding AOCI and DTA (b÷c) 9.0% 9.3% 8.4%

Property Casualty Accident Year Combined Ratio, As Adjusted Full Year 2012 Full Year 2013 Full Year 2014
Loss ratio 80.5 71.9 71.6
Catastrophe losses and reinstatement premiums (10.9) (3.4) (2.9)
Prior year development net of premium adjustments (1.2) (1.5) (2.8)
Net reserve discount benefit (change) 0.5 (1.6) (0.3)
Accident year loss ratio, as adjusted 68.9 65.4 65.6
Acquisition ratio 16.6 16.1 15.7
General operating expense ratio 13.8 13.6 12.9
Expense ratio 30.4 29.7 28.6
Combined ratio 110.9 101.6 100.2
Catastrophe losses and reinstatement premiums (10.9) (3.4) (2.9)
Prior year development net of premium adjustments (1.2) (1.5) (2.8)
Net reserve discount benefit (charge) 0.5 (1.6) (0.3)
Accident year combined ratio, as adjusted 99.3 95.1 94.2
Non-GAAP Reconciliation –
Accident Year Combined Ratio, as Adjusted
Personal Insurance Accident Year Combined Ratio, As Adjusted Full Year 2012 Full Year 2013 Full Year 2014
Loss ratio 59.3 56.8 54.2
Catastrophe losses and reinstatement premiums (3.0) (0.7) (1.1)
Prior year development net of premium adjustments 0.2 1.3 0.7
Accident year loss ratio, as adjusted 56.5 57.4 53.8
Acquisition ratio 25.3 26.2 27.2
General operating expense ratio 17.5 18.5 18.5
Expense ratio 42.8 44.7 45.7
Combined ratio 102.1 101.5 99.9
Catastrophe losses and reinstatement premiums (3.0) (0.7) (1.1)
Prior year development net of premium adjustments 0.2 1.3 0.7
Accident year combined ratio, as adjusted 99.3 102.1 99.5

Non-GAAP Reconciliation – Premiums and Deposits
Retirement Premiums
and Deposits
($ in Millions)
Year Ended December 31,
2012 2013 2014
Premiums and Deposits $16,048 $23,729 $24,023
Deposits (16,203) (23,690) (23,903)
Other 275 149 167
Premiums $120 $188 $287
Consumer Premiums and Deposits
($ in Millions)
Year Ended December 31,
2014
Total Retirement Premiums and Deposits $24,077
Total Life Premiums and Deposits 4,806
Net Premiums Written for Personal Insurance 12,412
Total Premiums and Deposits $41,295
Life Premiums and
Deposits
($ in Millions)
Year Ended December 31,
2012 2013 2014
Premiums and Deposits $4,864 $4,862 $4,806
Deposits (1,531) (1,541) (1,532)
Other (529) (584) (595)
Premiums $2,804 $2,737 $2,679
Institutional Markets
Premiums and Deposits
($ in Millions)
Year Ended December 31,
2012 2013 2014
Premiums and Deposits $774 $991 $3,797
Deposits (289) (354) (3,344)
Other (27) (27) (21)
Premiums $458 $610 $432

American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.
Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIG_LatestNews | LinkedIn: http://www.linkedin.com/company/aig
AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.